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EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

Leadis Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50770	77-0547089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

474 Potrero Avenue; Suite A; Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 387-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC873(6-04)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 3.02 Unregistered Sales of Equity Securities.

On September 16, 2004, Leadis Technology, Inc. issued 74,397 shares of its common stock to Silicon Image, Inc. pursuant to the cashless exercise of a warrant dated October 31, 2000. The warrant was exercisable for a total of 75,000 shares of common stock at an exercise price of $0.10 per share. In connection with the cashless exercise, 603 shares issuable pursuant to the warrant were tendered for conversion to pay the exercise price. The issuance of the shares was exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) promulgated thereunder as a transaction not involving any public offering.

On August 16, 2004, Leadis Technology, Inc. issued an aggregate of 278,142 shares of its common stock to Koninklijke Philips Electronics N.V. pursuant to the cashless exercise of two warrants, dated June 21, 2001, and January 29, 2004, respectively. The warrant dated June 21, 2001, was exercisable for a total of 150,000 shares of common stock at an exercise price of $2.40 per share. In connection with the cashless exercise of the June 21, 2001 warrant, 39,302 shares issuable pursuant to the warrant were tendered for conversion to pay the exercise price. The warrant dated January 29, 2004, was exercisable for a total of 192,060 shares of common stock at an exercise price of $1.174 per share. In connection with the cashless exercise of the January 29, 2004 warrant, 24,616 shares issuable pursuant to the warrant were tendered for conversion to pay the exercise price. The issuances of the shares pursuant to these warrants were exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) promulgated thereunder as a transaction not involving any public offering.

The information in the report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Leadis Technology, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leadis Technology, Inc.
(Registrant)

Date: September 21, 2004

/s/ Victor K. Lee
Victor K. Lee
Chief Financial Officer